Exhibit 99.1

CoBiz Financial Announces Fourth  Quarter 2017 Results

Denver -- CoBiz Financial Inc. (Company) (NASDAQ: COBZ), a financial services company with $3.8 billion in assets, reported financial results for the fourth quarter of 2017.

Financial Highlights

•

The fourth quarter and full year 2017 financial results were impacted by a $7.1 million non-cash, tax charge from the enactment of the Tax Cuts and Jobs Act (TCJA) on December 22, 2017 [1].  Net income and diluted earnings per common share on a reported and as adjusted basis to exclude the TCJA  charge are as follows:

	Quarter ended December 31,			Year ended December 31,
(in thousands, except per share amounts)	2017	2017 adjusted*	2016	2017	2017 adjusted*	2016
Net income	$3,622	$10,772	$8,733	$32,918	$40,068	$34,899
Diluted earnings per common share	$0.09	$0.25	$0.21	$0.78	$0.95	$0.84

•	Loans increased $211.5 million, or 7.2%, from December 31, 2016 and $23.9 million from September 30, 2017. Average loans increased 9.0% from December 31, 2016 to December 31, 2017.
•	Deposits increased $195.4 million, or 6.5%, from December 31, 2016 and $47.7 million from September 30, 2017. Average deposits increased 9.0% from December 31, 2016 to December 31, 2017.
•	Net interest margin (NIM) was 3.95% for the fourth quarter of 2017, compared to 3.75% for the fourth quarter of 2016 and 3.91% for the third quarter of 2017.

Financial Summary

	Quarter ended (unaudited)			4Q17 change vs.
(in thousands, except per share amounts)	4Q17	3Q17	4Q16	3Q17		4Q16
Net interest income before provision	$34,722	$33,769	$29,888	$953	2.8%	$4,834	16.2%
Provision for loan losses	945	1,060	349	(115)	(10.8)%	596	170.8%
Net interest income after provision	33,777	32,709	29,539	1,068	3.3%	4,238	14.3%
Total noninterest income	8,367	8,995	9,374	(628)	(7.0)%	(1,007)	(10.7)%
Total noninterest expense	27,733	26,392	27,088	1,341	5.1%	645	2.4%
Net income before income taxes	14,411	15,312	11,825	(901)	(5.9)%	2,586	21.9%
Provision for income taxes	10,789	4,119	3,092	6,670	161.9%	7,697	248.9%
Net income	$3,622	$11,193	$8,733	$(7,571)	(67.6)%	$(5,111)	(58.5)%

Diluted earnings per common share	$0.09	$0.27	$0.21	$(0.18)	(66.7)%	$(0.12)	(57.1)%

KEY RATIOS
Net interest margin	3.95%	3.91%	3.75%
Efficiency ratio - taxable equivalent *	61.56%	58.61%	65.57%
Return on average assets	0.37%	1.17%	0.98%
Return on average shareholders' equity	4.30%	13.66%	11.56%
Noninterest income as a percentage of taxable equivalent operating revenue *	18.44%	19.98%	22.66%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

1 This amount is estimated based on information currently available to the Company.  This amount may change, possibly materially, due to, among other things, further refinement of the Company’s calculations,  changes in assumptions the Company has made and guidance that may be issued and actions the Company may take as a result of TCJA.

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Loans

	Quarter ended (unaudited)			4Q17 change vs.
(in thousands)	4Q17	3Q17	4Q16	3Q17		4Q16
LOANS
Commercial	$1,250,571	$1,251,815	$1,217,732	$(1,244)	(0.1)%	$32,839	2.7%
Owner-occupied real estate	484,526	474,360	475,287	10,166	2.1%	9,239	1.9%
Investor real estate	764,971	784,546	695,836	(19,575)	(2.5)%	69,135	9.9%
Construction & land	264,401	215,172	174,451	49,229	22.9%	89,950	51.6%
Consumer	282,149	287,300	267,013	(5,151)	(1.8)%	15,136	5.7%
Other	98,945	108,505	103,786	(9,560)	(8.8)%	(4,841)	(4.7)%
Total loans	$3,145,563	$3,121,698	$2,934,105	$23,865	0.8%	$211,458	7.2%

•Loans at December 31, 2017 increased $211.5 million, or 7.2%, from December 31, 2016 and $23.9 million from September 30, 2017.

•Loans in the Arizona and Colorado markets increased $62.1 million and $149.4 million, respectively, from December 31, 2016.  Compared to September 30, 2017, loans in the Arizona market increased $20.1 million while loans in the Colorado market increased $3.8 million.

	Quarter ended (unaudited)
(in thousands)	4Q17	3Q17	2Q17	1Q17	4Q16
Loans - beginning balance	$3,121,698	$3,060,954	$2,987,068	$2,934,105	$2,827,105
New credit extended	171,043	148,467	190,431	151,241	273,195
Credit advanced	126,103	131,460	129,633	113,458	105,122
Paydowns & maturities	(272,678)	(219,172)	(245,976)	(211,630)	(270,167)
Gross loan charge-offs	(603)	(11)	(202)	(106)	(1,150)
Loans - ending balance	$3,145,563	$3,121,698	$3,060,954	$2,987,068	$2,934,105

Net change - loans outstanding	$23,865	$60,744	$73,886	$52,963	$107,000

•New credit extensions and advances were $297.1 million in the fourth quarter of 2017, compared to $378.3 million in the fourth quarter of 2016 and $279.9 million in the quarter ended September 30, 2017 (linked-quarter).

•Commercial line utilization was 32.5% at December 31, 2017, compared to 31.0% and 32.6%,  respectively, at December 31, 2016 and September 30, 2017.

Deposits

	Quarter ended (unaudited)			4Q17 change vs.
(in thousands)	4Q17	3Q17	4Q16	3Q17		4Q16
DEPOSITS
Money market	$875,936	$925,589	$861,856	$(49,653)	(5.4)%	$14,080	1.6%
Interest-bearing demand	737,934	721,600	714,062	16,334	2.3%	23,872	3.3%
Savings	21,453	21,210	19,561	243	1.1%	1,892	9.7%
Certificates of deposits under $100	17,715	18,445	19,899	(730)	(4.0)%	(2,184)	(11.0)%
Certificates of deposits $100 and over	69,736	76,266	87,692	(6,530)	(8.6)%	(17,956)	(20.5)%
Reciprocal CDARS	28,796	40,630	44,250	(11,834)	(29.1)%	(15,454)	(34.9)%
Total interest-bearing deposits	1,751,570	1,803,740	1,747,320	(52,170)	(2.9)%	4,250	0.2%
Noninterest-bearing demand deposits	1,473,650	1,373,792	1,282,463	99,858	7.3%	191,187	14.9%
Total deposits	$3,225,220	$3,177,532	$3,029,783	$47,688	1.5%	$195,437	6.5%

•Total deposits at December 31, 2017 increased $195.4 million, or 6.5%, from December 31, 2016 and $47.7 million from September 30, 2017.

•Noninterest-bearing demand deposits at December 31, 2017 increased  $191.2 million from December 31, 2016 and $99.9 million from September 30, 2017 and were 45.7% of total deposits at December 31, 2017.

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Credit Quality

	Quarter ended (unaudited)
(in thousands)	4Q17	3Q17	4Q16
ALLOWANCE FOR LOAN LOSSES
Beginning allowance for loan losses	$36,850	$35,625	$33,529
Provision for loan losses	945	1,060	349
Net recoveries (charge-offs)	146	165	(585)
Ending allowance for loan losses	$37,941	$36,850	$33,293

CREDIT QUALITY
Nonaccrual loans	$7,517	$4,863	$2,638
Loans 90 days or more past due and accruing interest	348	20	657
Total nonperforming loans	7,865	4,883	3,295
OREO and repossessed assets	5,079	5,079	5,079
Total nonperforming assets	$12,944	$9,962	$8,374

Performing renegotiated loans	$52,817	$33,205	$23,612
Classified loans	$74,674	$54,355	$57,905

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.34%	0.26%	0.23%
Nonperforming loans to total loans	0.25%	0.16%	0.11%
Nonperforming loans and OREO to total loans and OREO	0.41%	0.32%	0.28%
Allowance for loan losses to total loans	1.21%	1.18%	1.13%
Allowance for loan losses to nonperforming loans	482.40%	754.66%	1,010.41%

•Nonperforming assets (NPAs)  of $12.9 million at December 31, 2017 increased $4.6 million from December 31, 2016 and increased $3.0 million from September 30, 2017

•The Company had net recoveries of $0.1 million in the fourth quarter of 2017.

•A provision for loan losses of $0.9 million was recorded in the fourth quarter of 2017.

•The resulting allowance for loan losses was 1.21% of total loans at December 31, 2017.

Shareholders’ Equity

	Quarter ended (unaudited)
(in thousands, except per share amounts)	4Q17	3Q17	4Q16
EQUITY MEASURES
Common shareholders' equity	$329,284	$329,090	$302,310

Common shares outstanding at period end	42,217	41,800	41,555

Book value per common share	$7.80	$7.87	$7.27
Tangible book value per common share *	$7.78	$7.85	$7.24

Tangible common equity to tangible assets *	8.54%	8.56%	8.29%
Tier 1 capital ratio	**	11.65%	11.59%
Total risk-based capital ratio	**	14.49%	14.48%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

** Ratios unavailable at the time of release

•On January 18, 2018, the Board of Directors of the Company declared a quarterly cash dividend of $0.055 per common share. The dividend will be paid on February 5, 2018 to shareholders of record on January 29, 2018.

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Net Interest Income and Margin

•Net interest income on a taxable-equivalent basis (NII) was $37.0 million for the fourth quarter of 2017,  an increase of  $5.0 million, or 15.7%,  from the quarter ended December 31, 2016.  Compared to the quarter ended September 30, 2017, NII increased  $1.0 million, or 2.7%.

•Net interest margin (NIM) was 3.95% for the fourth quarter of 2017, compared to 3.75% in the prior-year quarter and 3.91% in the linked-quarter.

•The average yield on interest-earning assets was 4.22% for the fourth quarter of 2017, compared to 4.02% in the prior-year quarter and 4.20% in the linked-quarter.

•Items impacting NII and the NIM in the fourth quarter of 2017 were:

o	Quarterly average loans increased $272.3 million, or 9.5%, from the prior-year quarter and $71.2 million from the linked-quarter.
o

Quarterly average investments increased $75.1 million, or 15.8%, from the prior-year quarter and decreased $13.8 million from the linked-quarter.  The growth in investments in 2017 increased the ratio of average investments to average interest-earning assets to 15.4% at December 31, 2017 from 14.6% at December 31, 2016.

o	Quarterly average deposits increased $251.5 million, or 8.3%, from the prior-year quarter and $118.6 million from the linked-quarter.
o	Including noninterest-bearing deposits, the Company’s deposit interest cost remained stable at 0.13% for the current, prior-year and linked quarters.
o	Quarterly average noninterest-bearing demand accounts increased $204.3 million, or 15.5%, from the prior-year quarter and $111.1 million from the linked-quarter.
o

Quarterly average other short-term borrowings increased $23.2 million from the prior-year quarter and decreased $57.4 million from the linked-quarter.  The shift in funding mix into core deposits from more expensive short-term borrowings contributed to the NIM expansion in the fourth quarter of 2017 compared to the linked-quarter.

•The Company presents NII and NIM on a tax-equivalent basis to recognize the income tax savings when comparing taxable and tax-exempt assets. While the Company expects the TCJA to benefit net income prospectively, assuming no other changes, NII and the NIM on a tax-equivalent basis will be reduced due to the decrease in the federal income tax rate.  The reduction to NII and NIM will have no impact on net income as it only effects income statement geography.

Noninterest Income

	Quarter ended (unaudited)			4Q17 change vs.
(in thousands)	4Q17	3Q17	4Q16	3Q17		4Q16
Noninterest income:
Deposit service charges	$1,505	$1,660	$1,551	$(155)	(9.3)%	$(46)	(3.0)%
Investment advisory income	1,639	1,550	1,418	89	5.7%	221	15.6%
Insurance income	3,294	3,338	3,286	(44)	(1.3)%	8	0.2%
Other investments	132	355	215	(223)	(62.8)%	(83)	(38.6)%
Derivative valuation	(3)	(35)	737	32	91.4%	(740)	(100.4)%
Other income	1,800	2,127	2,167	(327)	(15.4)%	(367)	(16.9)%
Total noninterest income	$8,367	$8,995	$9,374	$(628)	(7.0)%	$(1,007)	(10.7)%

•Noninterest income decreased  $1.0 million, or  10.7%, from the prior-year quarter and $0.6 million, or 7.0%, from the linked-quarter.    The prior-year quarter benefited from increased revenue from fees recognized on the sale of interest rate swaps in other income.  The decrease from the linked-quarter was primarily a result of lower income on loan fees.

•Noninterest income as a percentage of taxable equivalent operating revenue* was 18.4% for the fourth quarter of 2017, compared to 22.7% in the prior-year quarter and 20.0% in the third quarter of 2017.

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

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Operating Expenses

	Quarter ended (unaudited)			4Q17 change vs.
(in thousands)	4Q17	3Q17	4Q16	3Q17		4Q16
Noninterest expense:
Salaries and employee benefits	$19,212	$18,421	$18,378	$791	4.3%	$834	4.5%
Occupancy expenses, premises and equipment	3,709	3,666	3,934	43	1.2%	(225)	(5.7)%
Amortization of intangibles	150	150	150	-	-%	-	-%
Other operating expenses	4,862	4,149	4,659	713	17.2%	203	4.4%
Net (gain) loss on securities, other assets and OREO	(200)	6	(33)	(206)	nm	(167)	(506.1)%
Total noninterest expense	$27,733	$26,392	$27,088	$1,341	5.1%	$645	2.4%

•Noninterest expense increased $0.6 million, or 2.4%, from the prior-year quarter and $1.3 million from the linked-quarter.  The increases compared to the prior-year and linked-quarters were due to an increase in bonus accruals for 2017, partially offset by a gain recognized on investment securities called during the fourth quarter of 2017.  Other operating expenses for the fourth quarter of 2017 increased compared to the linked-quarter due to a customer fraud loss and higher loan workout costs and legal expenses.

•The taxable equivalent efficiency ratio* was 61.6% for the fourth quarter of 2017, compared to 65.6% and 58.6%,  respectively, for the prior-year and linked-quarters.

•While the TCJA is expected to benefit the Company and increase net income in future periods, the decrease in the federal income tax rate will reduce NII on a tax-equivalent basis and increase the efficiency ratio.

Provision for Income Taxes

•

The Company’s effective tax rate for the fourth quarter of 2017 was 74.9%.  Excluding the $7.1 million charge from the enactment of the TCJA the effective tax rate was 25.3%, compared to 26.1% in the prior-year quarter and 26.9% in the linked-quarter.

•	The Company expects its 2018 effective income tax rate to be less than 20%.

Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Friday, January  26, 2018 at 9:00 am MST with Steve Bangert, Chairman and CEO of CoBiz Financial Inc. The call can be accessed via the Internet at https://www.webcaster4.com/Webcast/Page/989/23977 or by telephone at 877.493.9121 (conference ID # 4299025).

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. The Company believes  these non-GAAP measures are useful supplementary financial measures that enable investors to assess the performance of the Company’s operations and for comparison to the Company’s peers.  However, you should not rely on non-GAAP financial measures alone as measures of our performance. Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information.

Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

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About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $3.8 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides banking services through Colorado Business Bank, Arizona Business Bank and CoBiz Private Bank; wealth planning and investment management through CoBiz Wealth; and property and casualty insurance brokerage and employee benefits through CoBiz Insurance.

Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. Such risks and uncertainties include, among other things:

•Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.

•Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.

•Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.

•Our ability to grow deposits while the number of physical branches have decreased in recent years.

•Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.

•Our ability to manage growth effectively could adversely affect our results of operations and prospects.

•Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.

•Increased cybersecurity risk, including potential network breaches, business disruptions, or financial losses.

•The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may change our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CoBiz Financial Inc.

December 31, 2017

(unaudited)

	Three months ended December 31,		Year ended December 31,
(in thousands, except per share amounts)	2017	2016	2017	2016
INCOME STATEMENT DATA
Interest income	$37,753	$32,779	$143,187	$127,782
Interest expense	3,031	2,891	12,613	11,731
NET INTEREST INCOME BEFORE PROVISION	34,722	29,888	130,574	116,051
Provision for loan losses	945	349	3,285	(2,101)
NET INTEREST INCOME AFTER PROVISION	33,777	29,539	127,289	118,152
Noninterest income	8,367	9,374	34,001	34,160
Noninterest expense	27,733	27,088	107,894	105,231
INCOME BEFORE INCOME TAXES	14,411	11,825	53,396	47,081
Provision for income taxes	10,789	3,092	20,478	12,182
NET INCOME	$3,622	$8,733	$32,918	$34,899

EARNINGS PER COMMON SHARE
BASIC	$0.09	$0.21	$0.79	$0.84
DILUTED	$0.09	$0.21	$0.78	$0.84
DILUTED - excluding discrete tax adjustment *	$0.25	$0.21	$0.95	$0.84

EQUITY MEASURES
Common shares outstanding at period end (in thousands)			42,217	41,555
Book value per common share			$7.80	$7.27
Tangible book value per common share *			$7.78	$7.24
Tangible book value per common share - excluding discrete tax adjustment *			$7.95	$7.24
Tangible common equity to tangible assets *			8.54%	8.29%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

PERIOD END BALANCES
Total assets			$3,846,272	$3,630,313
Investments			539,416	510,387
Loans			3,145,563	2,934,105
Intangible assets			726	1,326
Deposits			3,225,220	3,029,783
Long-term debt			131,361	131,277
Common shareholders' equity			329,284	302,310
Interest-earning assets			3,686,424	3,471,208
Interest-bearing liabilities			2,013,530	2,012,466

BALANCE SHEET AVERAGES
Average assets			$3,766,839	$3,435,703
Average investments			557,576	483,328
Average loans			3,046,133	2,793,516
Average deposits			3,117,307	2,860,754
Average long-term debt			131,318	131,236
Average shareholders' equity			320,378	287,327
Average interest-earning assets			3,625,709	3,309,281
Average interest-bearing liabilities			2,026,719	1,882,979

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CoBiz Financial Inc.

December 31, 2017

(unaudited)

	Three months ended December 31,		Year ended December 31,
(in thousands)	2017	2016	2017	2016
PROFITABILITY MEASURES
Net interest margin	3.95%	3.75%	3.85%	3.73%
Efficiency ratio - taxable equivalent *	61.56%	65.57%	62.46%	66.79%
Return on average assets	0.37%	0.98%	0.87%	1.02%
Return on average assets - excluding discrete tax adjustment	1.11%	0.98%	1.06%	1.02%
Return on average shareholders' equity	4.30%	11.56%	10.27%	12.15%
Return on average shareholders' equity - excluding discrete tax adjustment	12.78%	11.56%	12.51%	12.15%
Noninterest income as a percentage of taxable equivalent operating revenue *	18.44%	22.66%	19.59%	21.66%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans			$7,517	$2,638
Loans 90 days or more past due and accruing interest			348	657
Total nonperforming loans			7,865	3,295
OREO & repossessed assets			5,079	5,079
Total nonperforming assets			$12,944	$8,374

Performing renegotiated loans			$52,817	$23,612
Classified loans			$74,674	$57,905

Charge-offs			$(922)	$(7,804)
Recoveries			2,285	2,512
Net recoveries (charge-offs)			$1,363	$(5,292)

Nonperforming assets to total assets			0.34%	0.23%
Nonperforming loans to total loans			0.25%	0.11%
Nonperforming loans and OREO to total loans and OREO			0.41%	0.28%
Allowance for loan losses to total loans			1.21%	1.13%
Allowance for loan losses to nonperforming loans			482.40%	1,010.41%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$5,619	$914	$6,533	$1,250,571	0.52%
Real estate - mortgage	-	57	57	1,249,497	0.00%
Construction & land	-	-	-	264,401	-%
Consumer	1,275	-	1,275	282,149	0.45%
Other loans	-	-	-	98,945	-%
OREO & repossessed assets	4,903	176	5,079	5,079	-
NPAs	$11,797	$1,147	$12,944	$3,150,642	0.41%

Total loans	$2,018,415	$1,127,148	$3,145,563
Total loans and OREO	2,023,318	1,127,324	3,150,642
Nonperforming loans to loans	0.34%	0.09%	0.25%
Nonperforming loans and OREO to total loans and OREO	0.58%	0.10%	0.41%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

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CoBiz Financial Inc.

December 31, 2017

(unaudited)

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(in thousands, except per share amounts)	2017	2017	2017	2017	2016
Interest income	$37,753	$36,947	$35,406	$33,081	$32,779
Interest expense	3,031	3,178	3,401	3,003	2,891
Net interest income before provision	34,722	33,769	32,005	30,078	29,888
Provision for loan losses	945	1,060	673	607	349
Net interest income after provision	33,777	32,709	31,332	29,471	29,539
Noninterest income:
Deposit service charges	$1,505	$1,660	$1,714	$1,745	$1,551
Investment advisory income	1,639	1,550	1,500	1,531	1,418
Insurance income	3,294	3,338	3,427	3,122	3,286
Other investments	132	355	372	375	215
Derivative valuation	(3)	(35)	(80)	(57)	737
Other income	1,800	2,127	1,378	1,612	2,167
Total noninterest income	8,367	8,995	8,311	8,328	9,374
Noninterest expense:
Salaries and employee benefits	$19,212	$18,421	$18,335	$19,120	$18,378
Occupancy expenses, premises and equipment	3,709	3,666	3,685	3,605	3,934
Amortization of intangibles	150	150	150	150	150
Other operating expenses	4,862	4,149	4,453	4,584	4,659
Net (gain) loss on securities, other assets and OREO	(200)	6	32	(345)	(33)
Total noninterest expense	27,733	26,392	26,655	27,114	27,088
Net income before income taxes	14,411	15,312	12,988	10,685	11,825
Provision for income taxes	10,789	4,119	3,499	2,071	3,092
Net income	$3,622	$11,193	$9,489	$8,614	$8,733

Earnings per common share
Basic	$0.09	$0.27	$0.23	$0.21	$0.21
Diluted	$0.09	$0.27	$0.23	$0.20	$0.21

PROFITABILITY MEASURES
Net interest margin	3.95%	3.91%	3.76%	3.77%	3.75%
Efficiency ratio - taxable equivalent *	61.56%	58.61%	62.83%	67.33%	65.57%
Return on average assets	0.37%	1.17%	1.01%	0.96%	0.98%
Return on average shareholders' equity	4.30%	13.66%	12.10%	11.38%	11.56%
Noninterest income as a percentage of taxable equivalent operating revenue *	18.44%	19.98%	19.61%	20.42%	22.66%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	42,217	41,800	41,771	41,731	41,555
Diluted weighted average common shares outstanding (in thousands)	41,908	41,781	41,713	41,584	41,371
Book value per common share	$7.80	$7.87	$7.65	$7.43	$7.27
Tangible book value per common share *	$7.78	$7.85	$7.62	$7.41	$7.24

Tangible common equity to tangible assets *	8.54%	8.56%	8.37%	8.28%	8.29%
Tier 1 capital ratio	** %	11.65%	11.52%	11.46%	11.59%
Total risk-based capital ratio	** %	14.49%	14.36%	14.30%	14.48%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

** Ratios unavailable at the time of release

9 | Page

CoBiz Financial Inc.

December 31, 2017

(unaudited)

	At
	December 31,	September 30,	June 30,	March 31,	December 31,
(in thousands)	2017	2017	2017	2017	2016
PERIOD END BALANCES
Total assets	$3,846,272	$3,836,843	$3,803,490	$3,731,342	$3,630,313
Investments	539,416	549,748	568,181	572,106	510,387
Loans	3,145,563	3,121,698	3,060,954	2,987,068	2,934,105
Deposits	3,225,220	3,177,532	3,072,639	3,050,101	3,029,783
Common shareholders' equity	329,284	329,090	319,470	310,209	302,310

BALANCE SHEET AVERAGES
Average assets	$3,862,902	$3,795,822	$3,772,484	$3,633,308	$3,538,428
Average investments	550,853	564,690	575,363	539,195	475,750
Average loans	3,143,543	3,072,370	3,036,949	2,929,024	2,871,288
Average deposits	3,272,895	3,154,343	3,012,706	3,026,167	3,021,429
Average shareholders' equity	334,404	325,136	314,669	306,951	300,665
Average interest-earning assets	3,716,903	3,656,949	3,633,412	3,492,768	3,397,679
Average interest-bearing liabilities	1,971,962	2,027,857	2,115,642	1,991,616	1,887,410

LOANS
Commercial	$1,250,571	$1,251,815	$1,272,304	$1,241,365	$1,217,732
Real estate - mortgage	1,249,497	1,258,906	1,228,945	1,197,251	1,171,123
Construction & land	264,401	215,172	162,318	166,553	174,451
Consumer	282,149	287,300	287,790	271,751	267,013
Other	98,945	108,505	109,597	110,148	103,786
Total gross loans	3,145,563	3,121,698	3,060,954	2,987,068	2,934,105
Less allowance for loan losses	(37,941)	(36,850)	(35,625)	(34,211)	(33,293)
Total net loans	$3,107,622	$3,084,848	$3,025,329	$2,952,857	$2,900,812

Gross loans - Colorado	$2,018,415	$2,014,676	$1,963,177	$1,923,932	$1,869,086
Gross loans - Arizona	$1,127,148	$1,107,022	$1,097,777	$1,063,136	$1,065,019

DEPOSITS
Money market	$875,936	$925,589	$898,615	$910,089	$861,856
Interest-bearing demand	737,934	721,600	696,971	704,659	714,062
Savings	21,453	21,210	22,748	20,192	19,561
Certificates of deposits under $100	17,715	18,445	18,748	19,045	19,899
Certificates of deposits $100 and over	69,736	76,266	79,103	81,611	87,692
Reciprocal CDARS	28,796	40,630	42,046	41,200	44,250
Total interest-bearing deposits	1,751,570	1,803,740	1,758,231	1,776,796	1,747,320
Noninterest-bearing demand deposits	1,473,650	1,373,792	1,314,408	1,273,305	1,282,463
Total deposits	$3,225,220	$3,177,532	$3,072,639	$3,050,101	$3,029,783

ALLOWANCE FOR LOAN LOSSES
Beginning allowance for loan losses	$36,850	$35,625	$34,211	$33,293	$33,529
Provision for loan losses	945	1,060	673	607	349
Net recovery (charge-off)	146	165	741	311	(585)
Ending allowance for loan losses	$37,941	$36,850	$35,625	$34,211	$33,293

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$7,517	$4,863	$3,830	$3,048	$2,638
Loans 90 days or more past due and accruing interest	348	20	664	-	657
Total nonperforming loans	7,865	4,883	4,494	3,048	3,295
OREO and repossessed assets	5,079	5,079	5,079	5,079	5,079
Total nonperforming assets	$12,944	$9,962	$9,573	$8,127	$8,374
Performing renegotiated loans	$52,817	$33,205	$31,482	$23,324	$23,612
Classified loans	$74,674	$54,355	$50,587	$54,291	$57,905

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.34%	0.26%	0.25%	0.22%	0.23%
Nonperforming loans to total loans	0.25%	0.16%	0.15%	0.10%	0.11%
Nonperforming loans and OREO to total loans and OREO	0.41%	0.32%	0.31%	0.27%	0.28%
Allowance for loan losses to total loans	1.21%	1.18%	1.16%	1.15%	1.13%
Allowance for loan losses to nonperforming loans	482.40%	754.66%	792.72%	1,122.41%	1,010.41%

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CoBiz Financial Inc.

December 31, 2017

(unaudited)

	For the three months ended,
	December 31, 2017			September 30, 2017			December 31, 2016
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
ASSETS
Federal funds sold and other	$22,507	$69	1.20%	$19,889	$69	1.36%	$50,641	$64	0.49%
Investment securities	550,853	3,769	2.74%	564,690	3,812	2.70%	475,750	3,234	2.72%
Loans	3,143,543	36,201	4.51%	3,072,370	35,324	4.50%	2,871,288	31,578	4.30%
Total interest-earning assets	$3,716,903	$40,039	4.22%	$3,656,949	$39,205	4.20%	$3,397,679	$34,876	4.02%
Noninterest-earning assets	145,999			138,873			140,749
Total assets	$3,862,902			$3,795,822			$3,538,428

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Money market	$925,412	$639	0.27%	$914,533	$613	0.27%	$857,720	$588	0.27%
Interest-bearing demand	678,982	286	0.17%	667,916	273	0.16%	671,858	271	0.16%
Savings	21,396	3	0.06%	21,715	3	0.05%	20,059	3	0.06%
Certificates of deposit
Reciprocal	32,226	16	0.20%	41,645	20	0.19%	44,636	21	0.19%
Under $100	18,078	17	0.37%	18,623	17	0.36%	19,986	18	0.36%
$100 and over	73,562	92	0.50%	77,783	98	0.50%	88,214	113	0.51%
Total interest-bearing deposits	$1,749,656	$1,053	0.24%	$1,742,215	$1,024	0.23%	$1,702,473	$1,014	0.24%
Other borrowings
Securities sold under agreements to repurchase	59,035	9	0.06%	65,032	10	0.06%	44,985	7	0.06%
Other short-term borrowings	31,922	112	1.37%	89,282	288	1.26%	8,686	17	0.77%
Long-term debt	131,349	1,857	5.53%	131,328	1,856	5.53%	131,266	1,853	5.52%
Total interest-bearing liabilities	$1,971,962	$3,031	0.60%	$2,027,857	$3,178	0.62%	$1,887,410	$2,891	0.60%
Noninterest-bearing demand accounts	1,523,239			1,412,128			1,318,956
Total deposits and interest-bearing liabilities	3,495,201			3,439,985			3,206,366
Other noninterest-bearing liabilities	33,297			30,701			31,397
Total liabilities	3,528,498			3,470,686			3,237,763
Total shareholders' equity	334,404			325,136			300,665
Total liabilities and shareholders' equity	$3,862,902			$3,795,822			$3,538,428
Net interest income - taxable equivalent		$37,008			$36,027			$31,985
Net interest spread			3.62%			3.58%			3.42%
Net interest margin			3.95%			3.91%			3.75%
Ratio of average interest-earning assets to average interest-bearing liabilities	188.49%			180.34%			180.02%

11 | Page

CoBiz Financial Inc.

December 31, 2017

(unaudited)

	For the year ended December 31,
	2017			2016
		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost
ASSETS
Federal funds sold and other	$22,000	$248	1.13%	$32,437	$166	0.51%
Investment securities	557,576	15,376	2.76%	483,328	13,412	2.77%
Loans	3,046,133	136,542	4.48%	2,793,516	121,735	4.36%
Total interest-earning assets	$3,625,709	$152,166	4.20%	$3,309,281	$135,313	4.09%
Noninterest-earning assets	141,130			126,422
Total assets	$3,766,839			$3,435,703

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
Money market	$907,280	$2,430	0.27%	$842,870	$2,298	0.27%
Interest-bearing demand	661,043	1,038	0.16%	604,799	934	0.15%
Savings	20,632	11	0.05%	18,904	10	0.05%
Certificates of deposit
Reciprocal	40,013	75	0.19%	43,728	81	0.19%
Under $100	18,773	68	0.36%	20,684	77	0.37%
$100 and over	79,292	397	0.50%	89,950	454	0.50%
Total interest-bearing deposits	$1,727,033	$4,019	0.23%	$1,620,935	$3,854	0.24%
Other borrowings
Securities sold under agreements to repurchase	59,625	36	0.06%	45,967	28	0.06%
Other short-term borrowings	108,743	1,169	1.08%	84,841	466	0.55%
Long term-debt	131,318	7,389	5.63%	131,236	7,383	5.63%
Total interest-bearing liabilities	$2,026,719	$12,613	0.62%	$1,882,979	$11,731	0.62%
Noninterest-bearing demand accounts	1,390,274			1,239,819
Total deposits and interest-bearing liabilities	3,416,993			3,122,798
Other noninterest-bearing liabilities	29,468			25,578
Total liabilities	3,446,461			3,148,376
Total shareholders' equity	320,378			287,327
Total liabilities and shareholders' equity	$3,766,839			$3,435,703
Net interest income - taxable equivalent		$139,553			$123,582
Net interest spread			3.58%			3.47%
Net interest margin			3.85%			3.73%
Ratio of average interest-earning assets to average interest-bearing liabilities	178.90%			175.75%

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CoBiz Financial Inc.

December 31, 2017

(unaudited)

Reconciliation of Non-GAAP Measures to GAAP

(in thousands, except per share amounts)

The Company believes these non-GAAP financial measures enable investors to obtain an understanding of the operating results of the Company’s core business and reflect the basis on which management internally reviews financial performance and capital adequacy. These non-GAAP financial measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP financial measures that may be presented by other companies.

The following tables include non-GAAP financial measures related to tangible common equity, tangible assets and tangible book value per common share.  Shareholders' equity and total assets have been adjusted to exclude intangible assets (1) and the TCJA charge (2).

		At
		December 31,	September 30,	June 30,	March 31,	December 31,
	(in thousands, except per share amounts)	2017	2017	2017	2017	2016
	Shareholders' equity as reported - GAAP	$329,284	$329,090	$319,470	$310,209	$302,310
	Intangible assets	(726)	(876)	(1,026)	(1,176)	(1,326)
A	Tangible common equity (1) - non-GAAP	$328,558	$328,214	$318,444	$309,033	$300,984
	TCJA charge	7,150	-	-	-	-
B	Tangible common equity (2) - non-GAAP	$335,708	$328,214	$318,444	$309,033	$300,984
	Total assets as reported - GAAP	$3,846,272	$3,836,843	$3,803,490	$3,731,342	$3,630,313
	Intangible assets	(726)	(876)	(1,026)	(1,176)	(1,326)
C	Total tangible assets - non-GAAP	$3,845,546	$3,835,967	$3,802,464	$3,730,166	$3,628,987

D	Common shares outstanding	42,217	41,800	41,771	41,731	41,555

A / C	Tangible common equity (1) to tangible assets - non-GAAP	8.54%	8.56%	8.37%	8.28%	8.29%
A / D	Tangible book value per common share (1) - non-GAAP	$7.78	$7.85	$7.62	$7.41	$7.24
B / D	Tangible book value per common share (2) - non-GAAP	$7.95	$7.85	$7.62	$7.41	$7.24

The following table includes non-GAAP financial measures used in the computation of the efficiency ratio and the ratio of noninterest income to taxable equivalent operating revenue.  The efficiency ratio equals noninterest expense adjusted to exclude gains and losses on securities, other assets and other real estate owned (OREO), divided by taxable equivalent operating revenue, which equals the sum of tax equivalent net interest income and noninterest income.  To calculate tax equivalent net interest income, the interest earned on tax exempt loans and investment securities has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation.

		Three months ended
		December 31,	September 30,	June 30,	March 31,	December 31,
	(in thousands)	2017	2017	2017	2017	2016
	Noninterest expense - GAAP, adjusted for:	$27,733	$26,392	$26,655	$27,114	$27,088
	Net (gain) loss on securities, other assets and OREO	(200)	6	32	(345)	(33)
E	Adjusted noninterest expense - non-GAAP	$27,933	$26,386	$26,623	$27,459	$27,121
	Net interest income - GAAP	$34,722	$33,769	$32,005	$30,078	$29,888
F	Noninterest income - GAAP	8,367	8,995	8,311	8,328	9,374
	Operating revenue	43,089	42,764	40,316	38,406	39,262
	Taxable equivalent adjustment	2,286	2,258	2,056	2,379	2,097
G	Operating revenue - taxable equivalent - non-GAAP	$45,375	$45,022	$42,372	$40,785	$41,359
E / G	Efficiency ratio - taxable equivalent - non-GAAP	61.56%	58.61%	62.83%	67.33%	65.57%
F / G	Noninterest income as a percentage of taxable equivalent operating revenue - non-GAAP	18.44%	19.98%	19.61%	20.42%	22.66%

Pre-tax, Adjusted Earnings (PTAE) is a non-GAAP measure and is calculated as net income adjusted on a taxable equivalent basis excluding provisions for income taxes and loan losses and further adjusted to exclude gains and losses on securities, other assets and OREO.  To calculate taxable equivalent net income, the interest earned on tax exempt loans and investment securities has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation.  The Company believes that PTAE is a useful financial measure that enables investors and others to assess the Company's ability to generate

13 | Page

capital to cover credit losses and is a reflection of earnings generated by the core business.  The following table is a reconciliation of PTAE to its most comparable GAAP measure.

	Three months ended December 31,		Change
(in thousands)	2017	2016	Amount	%
Net income - GAAP, adjusted for:	$3,622	$8,733	$(5,111)	58.5%
Taxable equivalent adjustment	2,286	2,097	189	9.0%
Provision for income taxes	10,789	3,092	7,697	248.9%
Provision for loan losses	945	349	596	170.8%
Net (gain) loss on securities, other assets and other real estate owned	(200)	(33)	(167)	506.1%
Pre-tax, Adjusted Earnings (PTAE) - non-GAAP	$17,442	$14,238	$3,204	22.5%

Diluted earnings per common share (EPS), adjusted to exclude the TCJA charge, is a non-GAAP measure.  The Company believes presenting net income and EPS excluding the effect of the TCJA charge is meaningful to increase comparability of period-to-period results.  The following table is a reconciliation of diluted earnings per share to adjusted diluted earnings per share.

	Three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(in thousands, except per share amounts)	2017	2017	2017	2017	2016
Net income - GAAP, adjusted for:	$3,622	$11,193	$9,489	$8,614	$8,733
TCJA charge	7,150	-	-	-	-
Adjusted net income - non-GAAP	$10,772	$11,193	$9,489	$8,614	$8,733

Weighted average common shares outstanding - diluted	41,908	41,781	41,713	41,584	41,371
Diluted EPS - GAAP [1]	$0.09	$0.27	$0.23	$0.20	$0.21
Adjusted diluted EPS - non-GAAP [1]	$0.25	$0.27	$0.23	$0.20	$0.21

	Year ended December 31,
(in thousands, except share amounts)	2017	2016
Net income - GAAP, adjusted for:	$32,918	$34,899
TCJA charge	7,150	-
Adjusted net income - non-GAAP	$40,068	$34,899

Weighted average common shares outstanding - diluted	41,726	41,125
Diluted EPS - GAAP [1]	$0.78	$0.84
Adjusted diluted EPS - non-GAAP [1]	$0.95	$0.84

[1] The calculation of EPS excludes earnings allocated to participating securities.

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